UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/24/2018

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-04887

MO	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On April 24, 2018, UMB Financial Corporation (the “Company”) issued a press release announcing that the Board of Directors of the Company (the “Board”) declared a regular quarterly dividend of $0.29 per share payable on July 2, 2018 to shareholders of record of the Company on June 11, 2018. A copy of the press release is attached as Exhibit 99.1 and the information is hereby incorporated by reference herein.

The April 24, 2018 press release that is attached as Exhibit 99.1 also announced that the Board has authorized the repurchase of up to two million shares of the Company’s common stock from time to time until the meeting of the Board that immediately follows the 2019 annual meeting of the Company’s shareholders.

In addition, the Company is furnishing a copy of materials that will be used in the Company’s shareholder conference call on April 25, 2018, at 8:30 a.m. (CT). A copy of the materials is attached as Exhibit 99.2 and will be available on the Company’s website at www.umb.com. The materials are dated April 24, 2018, and the Company disclaims any obligation to correct or update any of the materials in the future.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release announcing dividend and share repurchase authorization.

Exhibit 99.2	Investor Presentation Materials, dated April 24, 2018.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release announcing dividend and share repurchase authorization.

Exhibit 99.2	Investor Presentation Materials, dated April 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: April 24, 2018